DREYFUS HIGH YIELD STRATEGIES FUND

Notice of Annual Meeting of Shareholders

To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

     The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York 10166 on Thursday, August 5, 2004 at 2:00 p.m., for the following purposes:

1. To elect two Class II Trustees to serve for a three-year term and until their successors are duly elected and qualified;

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on June 1, 2004 will be entitled to receive notice of and to vote at the meeting.

New York, New York
June 21, 2004

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS HIGH YIELD STRATEGIES FUND

PROXY STATEMENT

Annual Meeting of Shareholders
to be held on Thursday, August 5, 2004

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the “Fund”) to be used at the Annual Meeting of Shareholders of the Fund, to be held on Thursday, August 5, 2004 at 2:00 p.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor West, New York, New York, 10166 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2004 are entitled to be present and to vote at the meeting. Each whole share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any share holder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given There were 71,100,757.000 shares of beneficial interest of the Fund outstanding as of June 1, 2004.

     Proxy materials will be mailed to shareholders of record on or about June 29, 2004. Copies of the Fund’s current Annual Report have been mailed to its shareholders and may be obtained free of charge by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-334-6899. The principal exec utive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

PROPOSAL 1. ELECTION OF TRUSTEES

     The Board of Trustees of the Fund is divided into three classes with the term of office of one class expiring at the annu al meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of two Class II Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individ ual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Trustee of the Fund. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Trustee if elected. Biographical information about each Nominee and information on each Nominee’s ownership of Fund shares is set forth below. Biographical information about the Fund’s Continuing Trustees, information on each Continuing Trustee’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Trustees are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent trustees of an investment company, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the Fund and its investment adviser and other service providers. The following tables present information about the Nominees, including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

Name (Age) of Nominee	Principal Occupation	Other Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	and Affiliations	Expires

James M. Fitzgibbons (69)	Chairman of the Board,	Howes Leather Corporation,	2007
Trustee	Davidson Cotton Company	Director
(1998)
(1998-2002)

Roslyn M. Watson (54)	Principal, Watson Ventures,	American Express Centurion	2007
Trustee	Inc., a real estate investment	Bank, Director
(1998)
	company (1993-Present)	The Hyams Foundation Inc., a
Massachusetts Charitable
Foundation, Trustee
National Osteoporosis
Foundation, Trustee

     The table below indicates the dollar range of each Nominee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

Aggregate Holdings of Funds
in the Dreyfus Family of Funds
Name of Nominee	Fund Shares	for which Responsible as a Board Member

James M. Fitzgibbons	None	Over $100,000
Roslyn M. Watson	None	None

     As of December 31, 2003, none of the Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     The Fund has a standing audit committee comprised of all of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Trustees’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, is attached as Exhibit B to this proxy statement. The Fund also has a standing nominating committee comprised of all of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Trustees for election or appointment by the Board and for election by shareholders. Each nominating committee member is “independent” as defined by the New York Stock Exchange. A copy of the Fund’s Nominating Committee Charter and Procedures is attached as Exhibit C to this proxy statement (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Fund also has a standing pricing committee comprised of any one or more of the Trustees, the function of which is to assist in valuing the Fund’s investments.

     For the fiscal year ended March 31, 2004, the Fund held 8 Board meetings, 5 audit committee meetings, and 1 pricing committee meeting. The nominating committee had no meetings during the last fiscal year. All Trustees attended at least 75% of all Board and audit committee meetings during the last fiscal year. The Fund does not have a formal policy regarding Trustees’ attendance at annual meetings of shareholders. Trustees did not attend last year’s annual meeting.

     Each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund receives $17,000 per year, plus $1,000 for each Board meeting attended, and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. If there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and the Fund, the $2,000 committee meeting fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an “interested person” (as defined in the 1940 Act) also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional 25% of such compensation. The Fund also reimburses each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund for travel and out-of-pocket expenses.

     The Fund does not pay any other remuneration to its officers and Trustees, and the Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee (“Director”) who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each such fund board on which he or she then serves. Also, upon reaching age 80 Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting attended, but no payments will be made under the Program if the aggregate net assets of the Dreyfus/Laurel Funds and the Fund are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Ruth Marie Adams and Francis P. Brennan currently are Directors Emeritus.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2004, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member for the year ended December 31, 2003, was as follows:

		Total
		compensation
	Aggregate	from the Fund and
	compensation	Dreyfus fund complex
Name of Nominee	from the Fund*	paid to Nominee (**)

James M. Fitzgibbons	$22,500	$88,000 (23)
Roslyn M. Watson	$23,500	$89,000 (23)
*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,972 for all Trustees as a group.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a Board member.

     For the Fund’s most recent fiscal year, the aggregate amount of compensation paid by the Fund to each Continuing Trustee who is not a Nominee, and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2003, is set forth in Exhibit A. Certain other information concerning the Fund’s Trustees and officers also is set forth in Exhibit A.

Required Vote

     The election of a Nominee for the Fund requires the approval of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the meeting, if a quorum is present.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on April 21, 2004, the Fund’s audit committee approved and at a meeting held on April 22, 2004, the Fund’s Board, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, ratified and approved the selection of KPMG LLP as independent auditors for the fiscal year ending March 31, 2005. KPMG LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund’s organization.

     At a meeting held on May 24, 2004, after reviewing the Fund’s audited financial statements for the fiscal year ended March 31, 2004, the Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders. A copy of the audit committee’s report for the Fund is attached as Exhibit D to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees to KPMG LLP in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee. Certain of such services were not pre-approved prior to May 6, 2003, when the pre-approval requirement became applicable. On and after May 6, 2003, 100% of all services provided by KPMG LLP were pre-approved as required. (For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.)

	Fund	[1]	Service Affiliates[1]

Audit Fees	$73,960/$	75,375	N/A
Audited-Related Fees[2]	$20,000/$	20,500	N/A
Tax Fees[3]	$3,650/$	1,850	$0/$	0
All Other Fees	$0/$	0	$0/$	0
Aggregate Non-Audit Fees[4]	N/A		$1,197,123/$	2,234,608

1 For the years ended March 31, 2003/March 31, 2004 (the Fund’s fiscal year end).

2 Services to the Fund consisted of (i) services rendered in connection with procedures adopted for the Fund’s revolving credit and security agreement; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

3 Services to the Fund consisted of review or preparation of U.S. federal, state, local and excise tax returns.

4 Rendered to the Fund and Service Affiliates.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG LLP’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG LLP’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining KPMG LLP’s independence.

     A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     Mellon Bank, N.A., an affiliate of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of the Fund.

     Mellon Investor Services LLC, an affiliate of Dreyfus, located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as the Fund’s Transfer Agent and Dividend-Paying Agent.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the shareholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s solicited telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the meeting.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should a matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that shareholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Shareholders must be sent to and received by the Fund no later than March 3, 2005, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a shareholder proposal is considered untimely, except as otherwise permissible under applicable law, is May 17, 2005.

     Shareholders who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board of Trustees.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Mellon Investor Services LLC, c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 21, 2004

EXHIBIT A
PART I
Part I sets forth information relevant to the Continuing Trustees.

Name (Age) of Continuing Trustee	Principal Occupation	Other Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	and Affiliations	Expires

CLASS I:
Kenneth A. Himmel (58)	President and CEO, Related	—	2006
Board Member	Urban Development, a real
(1998)	estate development company
(1996-Present)

President and CEO, Himmel
& Company, a real estate
development company (1980-
Present)

CEO, American Food
Management, a restaurant
company (1983-Present)

Stephen J. Lockwood (57)	Chairman of the Board,	BDML Holdings, an insurance	2006
Board Member	Stephen J. Lockwood and	company, Chairman of the
(1998)
	Company LLC, an investment	Board
	company (2000-Present)	Affiliated Managers Group, an
investment management
Chairman of the Board and
company, Director
CEO, LDG Reinsurance
Corporation (1977-2000)

Benaree Pratt Wiley (58)	President and CEO of The	Boston College, Trustee	2006
Board Member	Partnership, an organization	The Greater Boston Chamber of
(1998)
	dedicated to increasing the	Commerce, Director
	representation of African	The First Albany Companies,
	Americans in positions of	Inc., an investment bank,
	leadership, influence and deci-	Director
	sion-making in Boston, MA	Mass Development, Director
	(1991-Present)	Commonwealth Institute,
Director
Efficacy Institute, Director
PepsiCo Africa - America,
Advisory Board

Name (Age) of Continuing Trustee	Principal Occupation	Other Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	and Affiliations	Expires

CLASS III:
Joseph S. DiMartino (60)	Corporate Director and Trustee	The Muscular Dystrophy	2005
Chairman of the Board		Association, Director
(1999)		Levcor International, Inc., an ap-
parel fabric processor, Director
Century Business Services, Inc.,
a provider of outsourcing func-
tions for small and medium
size companies, Director
The Newark Group, a provider
of a national market of paper
recovery facilities, paperboard
mills and paperboard convert-
ing plants, Director

J. Tomlinson Fort (76)	Retired; Of Counsel, Reed Smith	Allegheny College, Emeritus Trustee	2005
Board Member	LLP (1998 - January 2003)	Pittsburgh Ballet Theatre, Trustee
(1998)		American College of Trial
Lawyers, Fellow

     The table below indicates the dollar range of each Continuing Trustee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

Aggregate Holdings of Funds
in the Dreyfus Family of Funds
Name of Continuing Trustee	Fund Shares	for which Responsible as a Board Member

Joseph S. DiMartino	Over $100,000	Over $100,000
J. Tomlinson Fort	None	$10,001 – $50,000
Kenneth A. Himmel	None	None
Stephen J. Lockwood	None	None
Benaree Pratt Wiley	None	None

     As of December 31, 2003, none of the Continuing Trustees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     The address of each Continuing Trustee is 200 Park Avenue, New York, New York 10166. Each Continuing Trustee will continue to serve as a Trustee after this meeting.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2004 and by all funds in the Dreyfus Family of Funds for which such Continuing Trustee was a Board member for the year ended December 31, 2003, was as follows:

		Total compensation from
		the Fund and Dreyfus
	Aggregate	fund complex paid to
Name of Continuing	compensation	Continuing Trustee for which
Trustee	from the Fund*	Responsible as a Board Member(**)

Joseph S. DiMartino	$29,375	$800,306 (191)

J. Tomlinson Fort	$23,500	$89,000 (23)
Kenneth A. Himmel	$22,000	$88,000 (23)
Stephen J. Lockwood	$22,500	$89,000 (23)
Benaree Pratt Wiley	$23,500	$89,000 (23)
*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,972 for all Trustees as a group.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Trustee served as a Board member.

PART II

     Part II sets forth information relevant to the executive officers of the Fund. Each officer of the Fund shall hold office until his or her successor is elected and has qualified.

Name and Position				Principal Occupation and Business
with Fund (Since)			Age	Experience For Past Five Years

STEPHEN	E. CANTER
President	(2000)		58	Chairman of the Board, Chief Executive
				Officer, and Chief Operating Officer of
				Dreyfus, and an officer of 97 investment com-
				panies (comprised of 190 portfolios) managed
				by Dreyfus. Mr. Canter also is a Board mem-
				ber and, where applicable, an Executive
				Committee Member of the other investment
				management subsidiaries of Mellon Financial
				Corporation, each of which is an affiliate of
				Dreyfus. Mr. Canter has been an employee of
				Dreyfus since May 1995.

STEPHEN	R. BYERS
Executive Vice President		(2002)	50	Chief Investment Officer, Vice Chairman and a
				Director of Dreyfus, and an officer of 97 invest-
				ment companies (comprised of 190 portfolios)
				managed by Dreyfus. Mr. Byers also is an offi-
				cer, director or an Executive Committee
				Member of certain other investment manage-
				ment subsidiaries of Mellon Financial
				Corporation, each of which is an affiliate of
				Dreyfus. Mr. Byers has been an employee of
				Dreyfus since January 2000. Prior to joining
				Dreyfus, he served as an Executive Vice
				President — Capital Markets, Chief Financial
				Officer and Treasurer at Gruntal & Co., LLC.

GERALD	E. THUNELIUS
Executive Vice President		(2002)	40	Director of the Taxable Fixed Income Team
				and Senior Portfolio Manager of Dreyfus, and
				an officer of one investment company (com-
				prised of one portfolio) managed by Dreyfus.
				Mr. Thunelius has been an employee of
				Dreyfus since May 1989.

MARK N.	JACOBS
Vice President	(2000)		58	Executive Vice President, General Counsel and
				Secretary of Dreyfus, and an officer of 98 invest-
				ment companies (comprised of 206 portfolios)
				managed by Dreyfus. Mr. Jacobs has been an
				employee of Dreyfus since June 1977.

Name and Position				Principal Occupation and Business
with Fund (Since)			Age	Experience For Past Five Years

JAMES	WINDELS
Treasurer	(2001)		45	Director — Mutual Fund Accounting of
				Dreyfus, and an officer of 98 investment com-
				panies (comprised of 206 portfolios) managed
				by Dreyfus. Mr. Windels has been an employ-
				ee of Dreyfus since April 1985.

STEVEN	F. NEWMAN
Secretary	(2000)		54	Associate General Counsel and Assistant
				Secretary of Dreyfus, and an officer of 98
				investment companies (comprised of 206
				portfolios) managed by Dreyfus. Mr.
				Newman has been an employee of Dreyfus
				since July 1980.

JEFF		PRUSNOFSKY
Assistant Secretary		(2000)	38	Associate General Counsel of Dreyfus, and an
				officer of 26 investment companies (com-
				prised of 87 portfolios) managed by Dreyfus.
				Mr. Prusnofsky has been an employee of
				Dreyfus since October 1990.

MICHAEL ROSENBERG
Assistant Secretary		(2000)	44	Associate General Counsel of Dreyfus, and an
				officer of 95 investment companies (com-
				prised of 199 portfolios) managed by Dreyfus.
				Mr. Rosenberg has been an employee of
				Dreyfus since October 1991.

ERIK		D. NAVILOFF
Assistant Treasurer		(2002)	35	Senior Accounting Manager — Taxable Fixed
				Income Funds of Dreyfus, and an officer of 19
				investment companies (comprised of 74 port-
				folios) managed by Dreyfus. Mr. Naviloff has
				been an employee of Dreyfus since November
				1992.

KENNETH		J. SANDGREN
Assistant Treasurer		(2001)	49	Mutual Funds Tax Director of Dreyfus, and
				an officer of 98 investment companies (com-
				prised of 206 portfolios) managed by Dreyfus.
				Mr. Sandgren has been an employee of
				Dreyfus since June 1993.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 1, 2004 by Nominees, Continuing Trustees and officers of the Fund owning shares on such date and by shareholders owning 5% or more of the Fund’s outstanding shares.

     As of June 1, 2004, the following Nominees, Continuing Trustees and officers owned shares in the Fund as indicated below:

Nominees	Shares of Beneficial Interest Owned

None	—

Continuing Trustees	Shares of Beneficial Interest Owned

Joseph S. DiMartino	105,000

Officers	Shares of Beneficial Interest Owned

None	—

     As of June 1, 2004, the Fund’s Nominees, Continuing Trustees and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares. To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund on June 1, 2004. Cede & Co., Bowling Green Station, New York, NY, held of record 98.10% of the outstanding shares of beneficial interest of the Fund, as of that date.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act, and Securities and Exchange Commission (“SEC”) regulations thereunder, the Fund’s officers and Trustees, persons owning more than 10% of the Fund’s shares of beneficial interest, and certain additional persons outlined in Section 30(h) of the 1940 Act are required to report their transactions in the Fund’s shares to the SEC, the New York Stock Exchange and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended March 31, 2004, all filing requirements applicable to such persons were complied with.

EXHIBIT B
AUDIT COMMITTEE CHARTER
THE DREYFUS FAMILY OF FUNDS
(each, the “Fund”)

I. Audit Committee Membership and Qualifications

     The Audit Committee shall consist of at least three members appointed by the Fund’s Board of Directors/Trustees (the “Board”). The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), as applicable.

     Each member of the Audit Committee must be able to read and understand financial statements (including the Fund’s balance sheet, income statement and cash flow statement) and otherwise be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment.1 The Board also must annually determine whether any member of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of Sarbanes-Oxley. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.2

II. Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a)	oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements;
(b)	assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance; and

(c)	prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Fund’s annual proxy statement.

III. Role and Responsibilities of the Audit Committee

     The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (a) preparation, presentation and integrity of the Fund’s financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the

1 In addition, for AMEX-listed funds, one member must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. No member of the Audit Committee of an AMEX-listed Fund may be an AMEX employee or an AMEX member who is active on its trading floor.

2 For AMEX-listed Funds, the Board also may presume that an ACFE is “financially sophisticated.”

financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

     Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing the financial statements.

IV. Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)	to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)	to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)	to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for services described in (b) above;
(d)	to consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

(e)	to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of independent auditors’ report to the Board and Fund shareholders (for NYSE- and AMEX-listed funds, the form of the auditors’ report must be reviewed in advance of filing with the SEC);

(f)	to review (i) major issues regarding accounting principals and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

(g)	to discuss: (i) prior to filing with the SEC, the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance (NYSE- and AMEX-listed

Funds); (ii) for NYSE-listed Funds, semi-annual financial statements and any quarterly financial statements; and (iii) for NYSE-listed Funds, the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

(h)	to at least annually, ensure receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Fund, consistent with Independent Standards Board Standard 1, in order to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, so that the Audit Committee can actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

(i)	to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(j)	to set clear policies relating to the hiring by entities within the Fund’s investment company complex[3] of employees or former employees of the independent auditors, in compliance with the requirements of Sarbanes-Oxley;

(k)	to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(l)	to periodically meet separately with the Fund’s management and with the independent auditors;
(m)	to discuss with management, in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;
(n)	to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to IV (h) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(o)	to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

(p)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

V. Operations of the Audit Committee

     The Audit Committee shall meet regularly, as frequently as circumstances dictate (for AMEX-listed Funds only, at least quarterly), and is empowered to hold special meetings as circumstances require. The Audit Committee may request that

3 “Investment company complex” includes: (1) The Dreyfus Corporation (“Dreyfus”), (2) any entity controlling, controlled by or under common control with Dreyfus, if the entity is an investment adviser or sponsor or is engaged in the business of providing administrative, custodian, underwriting or trans fer agent services to any investment company, investment adviser or sponsor, and (3) any investment company, hedge fund or unregistered fund that has an investment adviser included in (1) or (2).

non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund’s by-laws.

     The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

     The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

     The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

Each Fund shall comply with the NYSE or AMEX certification requirements, if applicable.

Amended and Restated: April 2004

EXHIBIT C

NOMINATING COMMITTEE CHARTER AND PROCEDURES

THE DREYFUS FAMILY OF FUNDS

(each, the “Fund”)

ORGANIZATION

The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;
  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
  whether or not the person has any relationships that might impair his or her service on the Board;
  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;
  the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and
  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nom inees recommended by Fund shareholders. The Committee will consider recommendations for nominees from sharehold ers sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include all information relating to the recommended nom inee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: April 2004

C-1

EXHIBIT D

Dreyfus High Yield Strategies Fund

REPORT OF THE AUDIT COMMITTEE

May 24, 2004

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund, including the auditors’ letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Fund’s independent auditors the overall scope and plans for the audits. The committee met with the independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended March 31, 2004. The committee and the Board also have approved the selection of KPMG LLP as the Fund’s independent auditors.

J. Tomlinson Fort, Audit Committee Chair	Stephen J. Lockwood, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Roslyn M. Watson, Audit Committee Member
James M. Fitzgibbons, Audit Committee Member	Benaree Pratt Wiley, Audit Committee Member
Kenneth A. Kimmel, Audit Committee Member

D-1